Exhibit 99.1 All together better 1Exhibit 99.1 All together better 1

Important Notice Regarding Forward-Looking Statements This presentation contains forward-looking statements within the meaning of the U.S. Private Securities Litigation Reform Act of 1995 that are based on beliefs and assumptions and on information currently available. In some cases, you can identify forward-looking statements by the following words: “outlook,” “target,” “reflect,” “on track,” “foresees,” “future,” “may,” “deliver,” “will,” “shall,” “could,” “would,” “should,” “expect,” “intend,” “plan,” “anticipate,” “believe,” “estimate,” “predict,” “project,” “potential,” “continue,” “ongoing” or the negative of these terms, other comparable terminology (although not all forward-looking statements contain these words), or by discussions of strategy, plans, or intentions. These statements involve risks, uncertainties and other factors that may cause actual results, levels of activity, performance or achievements to be materially different from the information expressed or implied by these forward- looking statements. Although we believe that we have a reasonable basis for each forward-looking statement contained in this presentation, we caution you that these statements are based on a combination of facts and factors currently known by us and our projections of the future, about which we cannot be certain. Forward-looking statements in this presentation include, but are not limited to, our ability to realize the benefits of recent and future acquisitions, including CareLinx, new revenue opportunities, partnerships or other relationships with third parties or customers, and the statements regarding future financial expectations in the section titled “Differentiated Financial Performance.” We cannot assure you that the forward-looking statements in the information in this presentation will prove to be accurate. These forward-looking statements are subject to a number of significant risks and uncertainties that could cause actual results to differ materially from expected results. Descriptions of some of the factors that could cause actual results to defer materially from these forward-looking statements are discussed in more detail in our filings with the SEC, including the Risk Factors section of the prospectus for our business combination filed with the SEC on June 3, 2021. Furthermore, if the forward-looking statements prove to be inaccurate, the inaccuracy may be material. In light of the significant uncertainties in these forward-looking statements, you should not regard these statements as a representation or warranty by us or any other person that we will achieve our objectives and plans in any specified time frame, or at all. The forward-looking statements in this presentation represent our views as of the date of this presentation. We anticipate that subsequent events and developments will cause our views to change. However, while we may elect to update these forward-looking statements at some point in the future, we have no current intention of doing so except to the extent required by applicable law. You should, therefore, not rely on these forward-looking statements as representing our views as of any date subsequent to the date of this presentation. 2Important Notice Regarding Forward-Looking Statements This presentation contains forward-looking statements within the meaning of the U.S. Private Securities Litigation Reform Act of 1995 that are based on beliefs and assumptions and on information currently available. In some cases, you can identify forward-looking statements by the following words: “outlook,” “target,” “reflect,” “on track,” “foresees,” “future,” “may,” “deliver,” “will,” “shall,” “could,” “would,” “should,” “expect,” “intend,” “plan,” “anticipate,” “believe,” “estimate,” “predict,” “project,” “potential,” “continue,” “ongoing” or the negative of these terms, other comparable terminology (although not all forward-looking statements contain these words), or by discussions of strategy, plans, or intentions. These statements involve risks, uncertainties and other factors that may cause actual results, levels of activity, performance or achievements to be materially different from the information expressed or implied by these forward- looking statements. Although we believe that we have a reasonable basis for each forward-looking statement contained in this presentation, we caution you that these statements are based on a combination of facts and factors currently known by us and our projections of the future, about which we cannot be certain. Forward-looking statements in this presentation include, but are not limited to, our ability to realize the benefits of recent and future acquisitions, including CareLinx, new revenue opportunities, partnerships or other relationships with third parties or customers, and the statements regarding future financial expectations in the section titled “Differentiated Financial Performance.” We cannot assure you that the forward-looking statements in the information in this presentation will prove to be accurate. These forward-looking statements are subject to a number of significant risks and uncertainties that could cause actual results to differ materially from expected results. Descriptions of some of the factors that could cause actual results to defer materially from these forward-looking statements are discussed in more detail in our filings with the SEC, including the Risk Factors section of the prospectus for our business combination filed with the SEC on June 3, 2021. Furthermore, if the forward-looking statements prove to be inaccurate, the inaccuracy may be material. In light of the significant uncertainties in these forward-looking statements, you should not regard these statements as a representation or warranty by us or any other person that we will achieve our objectives and plans in any specified time frame, or at all. The forward-looking statements in this presentation represent our views as of the date of this presentation. We anticipate that subsequent events and developments will cause our views to change. However, while we may elect to update these forward-looking statements at some point in the future, we have no current intention of doing so except to the extent required by applicable law. You should, therefore, not rely on these forward-looking statements as representing our views as of any date subsequent to the date of this presentation. 2

ALL TOGETHER BETTER

Sharecare Overview

- A comprehensive digital solution helping people build longer, better lives
- Operating across **three channels:**

ENTERPRISE	PROVIDER	CONSUMER

INVESTMENT PARTNERS

LIVING ROOM	EXAM ROOM	WORKPLACE	FINANCIAL
Discovery Communications	HCA Hospital Corporation of America	Aflac	Claritas Capital
Hearst corporation	Heritage Group	BlueCross BlueShield of Arizona	Summit Partners
Oprah	Trinity Health	CareFirst	Swiss Re
The Dr. Oz Show	Wellstar	hmsa	Wellington Management
Sony Pictures Television		Quest Diagnostics	Wells Fargo



SHARECARE BY THE NUMBERS

2012
launched Sharecare platform

~64K
employer clients

9M+
eligible lives

6K+
health system clients

127
top life sciences brands

$1B+
total capital raised

$414M-415M
2021E revenue

$28M-30M
2021E adjusted EBITDA

3

Category of One: Business Positioned for Growth and Scale Differentiated Comprehensive Diversified Data & Financial Platform Revenue & Scale Innovation Performance Innovative digital health Diversified portfolio with opportunity At the intersection of Positioned for success with platform based on to capture $1B++ in incremental technology, healthcare, & strong revenue visibility, scale, human-centric design revenue from existing customers media, creating data-driven and profitability solutions High-growth, recurring revenue driving 20% sustainable YoY growth 4Category of One: Business Positioned for Growth and Scale Differentiated Comprehensive Diversified Data & Financial Platform Revenue & Scale Innovation Performance Innovative digital health Diversified portfolio with opportunity At the intersection of Positioned for success with platform based on to capture $1B++ in incremental technology, healthcare, & strong revenue visibility, scale, human-centric design revenue from existing customers media, creating data-driven and profitability solutions High-growth, recurring revenue driving 20% sustainable YoY growth 4

COMPREHENSIVE PLATFORM

Personalized Digital Platform Enabling Productized Engagement

sharecare


MESSAGING
MOTIVATION
MANAGEMENT
MEASUREMENT
MOVEMENT
Health Profile
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Benefits
GENERA INCORPORATED
Available for You
Rewards
Get rewarded for staying healthy
Diabetes Prevention
Get help to reduce risk
Unwinding Anxiety
Learn to control anxiety
Medical
Genera health information
Telehealth
you.sharecare.com
Together but Apart
Team Steps Challenge
Description
Internal Medicine
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In-Network
Out-of-Network
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Gloria A. Berenson, MD
Michelle E. Cooke, MD
Arthur G. Reisman, MD
Matthew J. McKenna, MD

ENTERPRISE	PROVIDER	CONSUMER
Benefits navigation	Health Information Management	Lead generation
Healthcare navigation	Value-based care	Sponsorships
Digital therapeutics	Payment integrity	Audience targeting
Wellness/well-being	Remote patient monitoring	Condition-specific marketing
Blue Zones Project	Digital engagement	
Health security

ALL TOGETHER BETTER Diversified Revenue & Scale 6

DIVERSIFIED REVENUE & SCALE

Enterprise: Integrated Solution Lowering Healthcare Costs, Improving Outcomes, and Increasing Satisfaction

sharecare

Products include:

- Benefits navigation
- Healthcare navigation
- Digital therapeutics
- Wellness/well-being
- Blue Zones Project
- Health security

Revenue model: Recurring multi-year contracts with upsell opportunities

Pricing structure: PMPM, per enrollee

Client base: 28 direct large employers, 10 health plans providing access to another ~64K employers, 12 public sector clients


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Telehealth
Manage your chronic conditions
Quest
Get your biometric screening
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KEY HEALTH PLAN CLIENTS:

Anthem. BlueCross BlueShield Arizona; BlueCross BlueShield Minnesota; CareFirst; CarePlus Health Plans Inc.; Centene Corporation; Highmark; Humana

KEY EMPLOYER CLIENTS:

AmerisourceBergen; asurion; Delta; Exelon; Lockheed Martin; Samsung; State Farm; Walmart; USI

KEY PUBLIC SECTOR CLIENTS:

BeWell SHBP; Great Seal of the State of Florida; LAPRA; Los Angeles Firemen's Relief Association

7

DIVERSIFIED REVENUE & SCALE

Provider: Improving Efficiency and Patient Care

sharecare

Products include:
- Health Information Management
- Value-based care
- Payment integrity
- Remote patient monitoring
- Digital engagement

Revenue model: Recurring multi-year contracts with upsell opportunities

Pricing structure differs by product: Gainshare, SaaS platform fee, per record request

Client base: 6,000 hospitals & physician practices, **95+** health plans and audit clients

Services are in **strategic and financial alignment with providers** offering significant benefits and revenue upside


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KEY PROVIDER CLIENTS:

- Ascension Medical Group
- aetna
- Atrius Health
- Baptist Health
- of Tennessee
- Cedars-Sinai
- CHS Community Health Systems
- Florida Blue
- Harvard Pilgrim HealthCare
- HonorHealth
- Humana
- Mass General Brigham
- SHARP Rees-Stealy Medical Group
- Steward
- WellCare Health Plans

8

DIVERSIFIED REVENUE & SCALE Consumer: Strategic Driver for Consumer Acquisition, Content Creation and Data-Driven Digital Activation KEY LIFE SCIENCES CLIENTS: Products include: • Audience targeting • Lead generation • Sponsorships • Condition-specific marketing 100M first-party user database Significant content library and video capabilities Over 2.5M highly-engaged followers across our social platforms, more than all our competitors combined Real-time health profiling engine delivers 400K new users per month Strong ROI performance validated by 160 third- party measured campaigns 9DIVERSIFIED REVENUE & SCALE Consumer: Strategic Driver for Consumer Acquisition, Content Creation and Data-Driven Digital Activation KEY LIFE SCIENCES CLIENTS: Products include: • Audience targeting • Lead generation • Sponsorships • Condition-specific marketing 100M first-party user database Significant content library and video capabilities Over 2.5M highly-engaged followers across our social platforms, more than all our competitors combined Real-time health profiling engine delivers 400K new users per month Strong ROI performance validated by 160 third- party measured campaigns 9

ALL TOGETHER BETTER Innovation & Growth 10ALL TOGETHER BETTER Innovation & Growth 10

INNOVATION & GROWTH Artificial Intelligence • We leverage every component of the phone • People live on their phones, consume and collect data via pictures, videos, voice VIDEO TEXT • We have built neural nets under the form of smart selfies, smart videos and smart pictures VOICE PHOTO • For a frictionless experience that augments engagement • We are adding new dry bio-markers for progression and regression of symptoms Smart AI for AI for AI for Wallet for Environmenta Chatbot Telehealth Genome SDOH Voice Face selfie medication mood food rewards l health browser 11INNOVATION & GROWTH Artificial Intelligence • We leverage every component of the phone • People live on their phones, consume and collect data via pictures, videos, voice VIDEO TEXT • We have built neural nets under the form of smart selfies, smart videos and smart pictures VOICE PHOTO • For a frictionless experience that augments engagement • We are adding new dry bio-markers for progression and regression of symptoms Smart AI for AI for AI for Wallet for Environmenta Chatbot Telehealth Genome SDOH Voice Face selfie medication mood food rewards l health browser 11

INNOVATION & GROWTH

Multi-Payor Advocacy Platform

sharecare


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1 ONE APP, ALL BENEFITS

- Benefits, eligibility, claims
- Find care, telemedicine
- Spending accounts
- Point solutions
- Flexibility to integrate with client plans

2 DIGITAL ADVOCACY

- Daily digital check-in activities
- Digital coaching
- Mini programs for lifestyle risks
- AI-assist for advocate empowerment

3 FAMILY ADVOCATE, ALL BENEFITS

- Single point of contact - one number/one chat
- Trusted, compassionate, responsive, proactive
- "Here when you need us", barriers remove
- Seamless workflows – no balls dropped
- Member/family 360 view enabled interactions

4 WELLNESS + CARE MANAGEMENT

- Track and positively impact well-being dimensions to improve health
- Multi-disciplinary care management team to address high/emerging risk conditions
- Family nurse care advocate
- Improve performance and reduce healthcare costs

5 PROVIDER ENABLEMENT/INTEGRATION

- Provider inquiries handled by family advocate
- Nurse advocates collaborate with providers on care plans
- Integration of care gaps within provider EMR workflows for faster gap closure

6 PRECISION OUTREACH

- SmartSensing next best action triggers from multi-plan predictive analytics and AI
- Targeted digital and high-touch outreach
- AI-enabled Interventions/nudges to address unfavorable trends & variances

12

INNOVATION & GROWTH CareLinx: Bridge the Last Mile to Penetrate the Compelling Home Healthcare Market CareLinx is a single-source, nationwide home care platform able to deliver intermittent on- demand personal care services in the homes of patients, while leveraging mobile technology that facilitates rich data capture, population health analytics and the enabling of real-time care coordination with remote clinical teams Trusted Source Multiple Customer Tech-Enabled Nationwide Channels Provider Network Caregivers vetted and background National coverage with Online + mobile checked >450,000 caregivers experience digital care 98% geographic Deeper labor pool, plans coverage for top health access and choice for Real-time in-home data plans families to find a good collection & monitoring Proven scalability for match large healthcare clients 98% access to urban GPS time tracking + and for consumers areas/97% access to digital task validation rural areas Top payors/providers as Highly efficient Secured AARP’s clients proprietary CRM Gig work model delivers exclusive endorsement flexibility IP on eﬀective beneﬁt Full-feature population Net Promoter Score >10x plan development health portal for payors, industry standards providers and agencies 13INNOVATION & GROWTH CareLinx: Bridge the Last Mile to Penetrate the Compelling Home Healthcare Market CareLinx is a single-source, nationwide home care platform able to deliver intermittent on- demand personal care services in the homes of patients, while leveraging mobile technology that facilitates rich data capture, population health analytics and the enabling of real-time care coordination with remote clinical teams Trusted Source Multiple Customer Tech-Enabled Nationwide Channels Provider Network Caregivers vetted and background National coverage with Online + mobile checked >450,000 caregivers experience digital care 98% geographic Deeper labor pool, plans coverage for top health access and choice for Real-time in-home data plans families to find a good collection & monitoring Proven scalability for match large healthcare clients 98% access to urban GPS time tracking + and for consumers areas/97% access to digital task validation rural areas Top payors/providers as Highly efficient Secured AARP’s clients proprietary CRM Gig work model delivers exclusive endorsement flexibility IP on eﬀective beneﬁt Full-feature population Net Promoter Score >10x plan development health portal for payors, industry standards providers and agencies 13

INNOVATION & GROWTH

Community Well-Being Index

sharecare

Sharecare Community **Well-Being Index**

WELL-BEING INDEX

- PHYSICAL
- COMMUNITY
- PURPOSE
- SOCIAL
- FINANCIAL

SDOHi

- HEALTHCARE ACCESS
- FOOD ACCESS
- RESOURCE ACCESS
- ECONOMIC SECURITY
- HOUSING & TRANSPORTATION

STATE/CITY/COMMUNITY RANKINGS



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Women, Age 40-50
5Y 1M
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ACTIVITY
Medium
Calm
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Productive
6.5 Hours
SLEEP
5.1 Hours
#41
Georgia
USA TODAY
People were not living their best lives in 2017, well-being report shows
It's Not the Economy, Stupid
The unhappy states of America: Despite an improving economy, Americans are glum

PROVEN OUTCOMES

- Longevity
- Medical & Rx Spend
- Emergency Room Visits
- Hospitalizations
- Bed Days
- Absenteeism
- Presenteeism
- Short-term Disability
- Job Performance
- Intention to Stay
- Voluntary Turnover
- Involuntary Turnover
- PMPM Cost
- S&P 500
- Unemployment
- Consumer Price Index

COMMUNITY TRANSFORMATION

BLUE ZONES PROJECT by sharecare

Transforming health and well-being one person, one community at a time through **people, place, and policy change**.

14

INNOVATION & GROWTH New Revenue Opportunities and Strong Brand Awareness with Health Security Facility & employee readiness to ensure a safe and secure location for employees, guests, and customers 1200+ 80+ 3B+ Verified hotels Countries Brand and restaurants impressions Target sectors: Hospitality Arenas Schools Workplace 15INNOVATION & GROWTH New Revenue Opportunities and Strong Brand Awareness with Health Security Facility & employee readiness to ensure a safe and secure location for employees, guests, and customers 1200+ 80+ 3B+ Verified hotels Countries Brand and restaurants impressions Target sectors: Hospitality Arenas Schools Workplace 15

CATEGORY OF ONE Differentiated Financial Performance 16

DIFFERENTIATED FINANCIAL PERFORMANCE Key Financial Highlights • Recurring revenue driven by multi-year contracts Revenue visibility • Diversified customer base drives opportunity to upsell to existing clients and cross-sell across our channels Scale • Expanded customer base with major enterprise client wins – Centene, Humana, Delta – with significant pipeline of potential clients • Platform positioned to capture significant digital health opportunity • Launched new digital therapeutics product line with $1B opportunity from existing Growth clients • Introduced health security and vaccine adherence solutions • Adjusted EBITDA positive with continued operating leverage Profitability 17DIFFERENTIATED FINANCIAL PERFORMANCE Key Financial Highlights • Recurring revenue driven by multi-year contracts Revenue visibility • Diversified customer base drives opportunity to upsell to existing clients and cross-sell across our channels Scale • Expanded customer base with major enterprise client wins – Centene, Humana, Delta – with significant pipeline of potential clients • Platform positioned to capture significant digital health opportunity • Launched new digital therapeutics product line with $1B opportunity from existing Growth clients • Introduced health security and vaccine adherence solutions • Adjusted EBITDA positive with continued operating leverage Profitability 17

DIFFERENTIATED FINANCIAL PERFORMANCE 2021 Q2 Income Statement – Management (Non-GAAP) • Closed $50M investment from second largest health plan in U.S. to co-develop next generation multi- payor advocacy solution as an extension to the Sharecare digital platform • Added new employer, government, provider, and life sciences customers • Launched several new government-sponsored health plans including Centene's Peach State Health Plan Medicaid line of business and Humana's CarePlus and their Medicare Advantage population • Won Health Net's Medicare line of business for both California and Oregon, which we believe represents an opportunity to add an estimated 800,000 new members 18 Note: A reconciliation of Adjusted EBITDA to Net Income is provided in the appendixDIFFERENTIATED FINANCIAL PERFORMANCE 2021 Q2 Income Statement – Management (Non-GAAP) • Closed $50M investment from second largest health plan in U.S. to co-develop next generation multi- payor advocacy solution as an extension to the Sharecare digital platform • Added new employer, government, provider, and life sciences customers • Launched several new government-sponsored health plans including Centene's Peach State Health Plan Medicaid line of business and Humana's CarePlus and their Medicare Advantage population • Won Health Net's Medicare line of business for both California and Oregon, which we believe represents an opportunity to add an estimated 800,000 new members 18 Note: A reconciliation of Adjusted EBITDA to Net Income is provided in the appendix

DIFFERENTIATED FINANCIAL PERFORMANCE Consolidated Pro Forma Financial Profile 19 Note: A reconciliation of Adjusted EBITDA to Net Income is provided in the appendixDIFFERENTIATED FINANCIAL PERFORMANCE Consolidated Pro Forma Financial Profile 19 Note: A reconciliation of Adjusted EBITDA to Net Income is provided in the appendix

Thank you.Thank you.

APPENDIX Non-GAAP Financial Measures In addition to our financial results determined in accordance with U.S. GAAP, we believe Adjusted EBITDA, a non-GAAP measure, is useful in evaluating our operating performance. We use Adjusted EBITDA to evaluate our ongoing operations and for internal planning and forecasting purposes. We believe that this non-GAAP financial measure, when taken together with the corresponding GAAP financial measure, provides meaningful supplemental information regarding our performance by excluding certain items that may not be indicative of our business, results of operations, or outlook. In particular, we believe that the use of Adjusted EBITDA is helpful to our investors as it is a metric used by management in assessing the health of our business and our operating performance. However, non-GAAP financial information is presented for supplemental informational purposes only, has limitations as an analytical tool, and should not be considered in isolation or as a substitute for financial information presented in accordance with GAAP. In addition, other companies, including companies in our industry, may calculate similarly-titled non-GAAP measures differently or may use other measures to evaluate their performance, all of which could reduce the usefulness of our non-GAAP financial measure as a tool for comparison. The calculation and reconciliation of historic Adjusted EBITDA to net income (loss), the most directly comparable financial measures stated in accordance with GAAP, is provided below and in the accompanying financial tables. Investors are encouraged to review the reconciliation and not to rely on any single financial measure to evaluate our business. We have not reconciled Adjusted EBITDA guidance to net income (loss) because we do not provide guidance for net income (loss) or for items that we do not consider indicative of our on-going performance, including, but not limited to, the impact of significant non-recurring items, as certain of these items are out of our control and/or cannot be reasonably predicted. Accordingly, a reconciliation of the Adjusted EBITDA guidance to the corresponding U.S. GAAP measure is not available without unreasonable effort. 21

APPENDIX Reconciliation to Historical Adjusted EBITDA ($, in millions) 2021 Q2 2020 Q2 2020 Net Loss ($20.2) ($13.7) ($60.5) Depreciation and amortization 7.20 6.50 24.68 Interest income (0.02) (0.02) (0.07) Interest expense 7.10 7.60 31.04 Other expense 8.80 0.30 9.71 Loss from equity method investments - - 3.90 Income tax (benefit) expense (0.10) 0.36 (1.56) Share-based compensation 2.40 5.17 19.16 Severance 0.20 1.58 2.55 Warrants issued with revenue contracts - 0.13 1.19 Transaction and closing costs 1.30 0.10 2.19 Adjusted EBITDA $6.6 $7.9 $32.3 22APPENDIX Reconciliation to Historical Adjusted EBITDA ($, in millions) 2021 Q2 2020 Q2 2020 Net Loss ($20.2) ($13.7) ($60.5) Depreciation and amortization 7.20 6.50 24.68 Interest income (0.02) (0.02) (0.07) Interest expense 7.10 7.60 31.04 Other expense 8.80 0.30 9.71 Loss from equity method investments - - 3.90 Income tax (benefit) expense (0.10) 0.36 (1.56) Share-based compensation 2.40 5.17 19.16 Severance 0.20 1.58 2.55 Warrants issued with revenue contracts - 0.13 1.19 Transaction and closing costs 1.30 0.10 2.19 Adjusted EBITDA $6.6 $7.9 $32.3 22

All together better 23All together better 23